                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)

                       100 Wall Street, New York, NY      10005
               (Address of principal executive offices) (Zip Code)

                            For information, contact:
                           Dennis Calabrese, President
                  First Trust of New York, National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506


                                ALBERTSON'S, INC.
               (Exact name of obligor as specified in its charter)

                  Delaware                           82-0184434
                  (State or other jurisdiction of    (I. R. S. Employer
                  incorporation or organization)      Identification No.)

                  250 Parkcenter Blvd.
                  Box 20                              83726
                  Boise, Idaho                        (Zip Code)
                  (Address of principal executive offices)

                                DEBT SECURITIES

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Item 1.           General Information.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

             Name                                          Address
             Comptroller of the Currency                   Washington, D. C.

         (b) Whether it is authorized to exercise corporate trust powers.

             Yes.

Item 2.      Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

             None.

Item 16.  List of Exhibits.

         Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to
                      Exhibit 1 of Form T-1, Registration No. 33-83774.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-34113.

         Exhibit 5.   Not applicable.

         Exhibit 6.   Consent  of  First   Trust  of  New  York,   National
                      Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

         Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1997, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.   Not applicable.

         Exhibit 9.   Not applicable.

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                                    SIGNATURE


                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of December, 1997.

                                                FIRST TRUST OF NEW YORK,
                                                NATIONAL ASSOCIATION



                                                By: /s/ Catherine F. Donohue
                                                    Catherine F. Donohue
                                                    Vice President


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                                                                       Exhibit 7


                  First Trust of New York, National Association
                        Statement of Financial Condition
                                  As of 9/30/97

                                    ($000's)

                                                               9/30/97
Assets
     Cash and Due From Depository Institutions                 $36,355
     Federal Reserve Stock                                       3,467
     Fixed Assets                                                  753
     Intangible Assets                                          76,047
     Other Assets                                                5,619
         Total Assets                                         $122,241


Liabilities
     Other Liabilities                                           7,592
     Total Liabilities                                           7,592

Equity
     Common and Preferred Stock                                  1,000
     Surplus                                                   120,932
     Undivided Profits                                          (7,283)
         Total Equity Capital                                  114,649

Total Liabilities and Equity Capital                          $122,241



To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, National Association



By:      /S/Catherine F. Donohue
         Vice President

Date:    November 18, 1997